UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section l3 or l5(d) of the
Securities Exchange Act of l934

May 6, 2020
Date of report (date of earliest event reported)

SP PLUS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50796	16-1171179
(Commission File Number)	(IRS Employer Identification No.)

200 E. Randolph Street, Suite 7700, Chicago, Illinois 60601‑7702
(Address of Principal Executive Offices)  (Zip Code)

(312) 274-2000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SP	The NASDAQ Stock Market LLC

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 6, 2020, SP Plus Corporation (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders: (i) elected six (6) directors; (ii) approved, on a non-binding, advisory basis, a resolution approving the 2019 compensation paid to the Company’s named executive officers; and (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2020. The proposals presented at the Annual Meeting are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission (the “SEC”) on March 20, 2020. Holders of 20,438,767 shares of the Company’s common stock, or approximately 88.7% of the 22,997,061 shares of common stock that were issued and outstanding and entitled to vote as of the record date, March 13, 2020, were present or represented by proxy at the Annual Meeting.

The following are the final voting results on the three proposals presented to the Company’s stockholders at the Annual Meeting.

Proposal 1: Election of Directors

The Company’s stockholders elected each of the director nominees nominated by the Company’s Board of Directors to serve as directors until the 2021 annual meeting of stockholders by the following vote:

Nominees	For	Withhold	Broker Non-Votes
G Marc Baumann	18,496,637	10,111	1,932,019
Karen M. Garrison	18,262,693	244,055	1,932,019
Alice M. Peterson	18,494,627	12,121	1,932,019
Gregory A. Reid	18,494,615	12,133	1,932,019
Wyman T. Roberts	18,477,607	29,141	1,932,019
Douglas R. Waggoner	18,489,502	17,246	1,932,019

Proposal 2: Non-Binding, Advisory Vote on the 2019 Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on a non-binding, advisory basis, a resolution approving the 2019 compensation of the Company’s named executive officers. The table below sets for the voting results for proposal 2:

For	Against	Abstain	Broker Non-Votes
17,987,275	304,089	215,384	1,932,019

Proposal 3: Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2020. The table below sets for the voting results for proposal 3:

For	Against	Abstain	Broker Non-Votes
20,245,149	191,449	2,169	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SP PLUS CORPORATION (Registrant)

Date: May 11, 2020	By: /s/ Ritu Vig
Ritu Vig Chief Legal Officer and Secretary